Exhibit 10.4

Execution Version

THIRD LOAN AMENDMENT, FIRST SUBORDINATION AGREEMENT AMENDMENT AND CONSENT AGREEMENT

This THIRD LOAN AMENDMENT, FIRST SUBORDINATION AGREEMENT AMENDMENT AND CONSENT AGREEMENT (the “Agreement”) dated as of September 26, 2024 (the “Effective Date”) is entered into among (a) VENUS CONCEPT USA INC., a Delaware corporation (the “Borrower”), (b) VENUS CONCEPT INC., a Delaware corporation (“Venus Concept”), (c) VENUS CONCEPT CANADA CORP., a corporation incorporated under the laws of the Province of Ontario (“Venus Canada”), (d) VENUS CONCEPT LTD., a company formed under the Companies Law of Israel “Venus Israel” and, together with Venus Concept and Venus Canada, the “Guarantors”; the Borrower and the Guarantors shall be referred to herein, collectively, as the “Loan Parties”), and (e) each of (i) MADRYN HEALTH PARTNERS, LP, a Delaware limited partnership (“Madryn Health”) and (ii) MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP, a Cayman Islands limited partnership (“Madryn Cayman” and, together with Madryn Health, the “Lenders”; together the Lender and the Loan Parties are hereinafter referred to as the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement (as defined below).

RECITALS

WHEREAS, CITY NATIONAL BANK OF FLORIDA (“CNB”) and the Borrower were parties to that certain Loan and Security Agreement (Main Street Priority Loan), dated as of December 8, 2020 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Loan Agreement”), between CNB, as lender, and Borrower, pursuant to which CNB provided Borrower a term loan in the principal amount of Fifty Million Dollars ($50,000,000.00) (the “Loan”) issued pursuant to the Main Street Priority Loan Facility, all upon certain terms and conditions set forth in the Loan Agreement and in the other Loan Documents (as defined in the Loan Agreement), as amended by that certain Loan Amendment and Consent Agreement, dated as of May 24, 2024, made among the Loan Parties and the Lenders, and that certain Loan Amendment and Consent Agreement, dated as of July 8, 2024, made among the Loan Parties and the Lenders;

WHEREAS, to evidence Borrower’s repayment obligations under the Loan Agreement, Borrower executed a Promissory Note in favor of CNB dated December 8, 2020 (as amended, amended and restated, supplemented, waived, exchanged or otherwise modified from time to time, the “Original Note”), in the original principal amount of $50,000,000.00;

WHEREAS, in connection with the Loan, Venus Concept and Venus Canada have previously issued a Guaranty of Payment and Performance, originally dated as of December 8, 2020, in favor of the Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Main Street Guaranty”);

WHEREAS, in connection with the Loan, (i) the Borrower, each Lender and CNB entered into that certain Subordination of Debt Agreement, dated as of December 8, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Borrower Main Street Subordination Agreement”), (ii) Venus Concept, each Lender and CNB entered into that certain Subordination of Debt Agreement, dated as of December 8, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Venus Concept. Main Street Subordination Agreement”), (iii) Venus Canada, each Lender and CNB entered into that certain Subordination of Debt Agreement, dated as of December 8, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Canada Main Street Subordination Agreement”), and (iv) the Venus Israel, each Lender and CNB entered into that certain Subordination of Debt Agreement, dated as of October 4, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Israeli Main Street Subordination Agreement” and, together with the Borrower Main Street Subordination Agreement, the Venus Concept Main Street Subordination Agreement and the Canada Main Street Subordination Agreement, the “Madryn Main Street Subordination Agreements” and each, a “Madryn Main Street Subordination Agreement”);

WHEREAS, pursuant to that certain Main Street Loan – Venus Concept – Sale and Assignment Agreement, dated as of April 23, 2024, between CNB and the Lenders, CNB assigned, transferred, and conveyed all of its rights, title, and interest in and to the Loan, Note, the Loan Agreement, the Main Street Guaranty, the Madryn Main Street Subordination Agreements, all other Loan Documents and any related documents to the Lenders;

WHEREAS, pursuant to that certain Exchange Agreement, dated as of May 24, 2024, and made among the Borrower, Venus Concept, and the Lenders, the Lenders exchanged the Original Note for (a) two new promissory notes issued by the Borrower to each of Madryn Health and Madryn Cayman (as amended, amended and restated, supplemented, waived, exchanged or otherwise modified from time to time, collectively, the “May 2024 Notes”) and (b) shares of preferred stock of Venus Concept;

WHEREAS, pursuant to that certain Exchange Agreement, dated as of the date hereof, and made among the Borrower, Venus Concept, and the Lenders, the Lenders exchanged the May 2024 Notes for (a) two new promissory notes issued by the Borrower to each of Madryn Health and Madryn Cayman (as amended, amended and restated, supplemented, waived, exchanged or otherwise modified from time to time, collectively, the “Notes” and each, a “Note”) and (b) shares of preferred stock of Venus Concept;

WHEREAS, the Borrower has requested that the Loan Agreement and the Madryn Main Street Subordination Agreements be amended to provide for certain modifications thereto;

WHEREAS, the Borrower will be required to pay to the Lenders accrued interest on the Notes on October 8, 2024 (such interest, the “October 2024 Interest”);

WHEREAS, the Borrower has requested that in lieu of paying the October 2024 Interest in cash, the Lenders consent to the payment by the Borrower of the October 2024 Interest by adding such interest to the outstanding principal amount of the Loan effective as of October 8, 2024 (such payment, the “October 2024 PIK Interest Payment”);

WHEREAS, the Borrower has requested relief from the obligation to comply with the requirements of Section 7(a) of the Loan Agreement (“Liquidity”) in respect of the Borrower’s minimum liquidity amounts (“Requested Minimum Liquidity Consent”);

WHEREAS, the Lenders are willing to consent to the October 2024 PIK Interest Payment and the Requested Minimum Liquidity Consent, subject to the terms and conditions hereof, and amend the Loan Agreement and the Madryn Main Street Subordination Agreements; and

WHEREAS, this Agreement is entered into in connection with that certain Exchange Agreement, dated as of the Effective Date, and made among the Borrower, Venus Concept, and the Lenders;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Consents.

(a)          October 2024 PIK Interest Payment Consent.

(i)          Subject to the other terms and conditions of this Agreement, the Lenders hereby consent to the October 2024 PIK Interest Payment. The above consent shall not otherwise modify or affect the Borrower and the other Loan Parties’ obligations to comply fully with any other duty, term, condition or covenant contained in the Loan Agreement, the Notes, or any other Loan Document in the future and is limited solely to the matters set forth in this Section 1(a).  Nothing contained in this Agreement shall be deemed to constitute a waiver of any duty, term, condition or covenant contained in the Loan Agreement, the Notes or any other Loan Document in the future, or any other rights or remedies any Lender may have under the Loan Agreement, the Notes or any other Loan Documents or under applicable law.

(ii)          The Borrower and the Lenders acknowledge and agree that in lieu of making cash payment of the October 2024 Interest, the Borrower will pay such interest to the Lenders on October 8, 2024 by adding such interest to the outstanding principal amount of the Loan on such date. Any and all such paid-in-kind interest so added to the principal amount of the Loan shall constitute and increase the principal amount of the Loans for all purposes under this Agreement and shall bear interest in accordance with the provisions of the Loan Agreement and Notes.

(b)          Requested Minimum Liquidity Consent. The Lenders, as of the date hereof, hereby approve the Requested Minimum Liquidity Consent and agree that until October 31, 2024, the failure of any of the Loan Parties to comply with the obligations of Section 7(a) of the Loan Agreement shall not constitute an Event of Default under the Loan Agreement or the Notes.  The above consent shall not otherwise modify or affect the Borrower’s and the other Loan Parties’ obligations to comply fully with the terms of the Loan Agreement, the Notes or any other Loan Document in the future and is limited solely to the matters set forth in this Section 1(b).  Nothing contained in this Agreement shall be deemed to constitute a waiver of any duty, term, condition or covenant contained in the Loan Agreement, the Notes or any other Loan Document in the future, or any other rights or remedies any Lender may have under the Loan Agreement, the Notes or any other Loan Documents or under applicable law.

2.           Amendment to Loan Agreement.

(a)         The definition of “Obligations” in Section 1(y) of the Loan Agreement is hereby amended my adding the text “(including, for the avoidance of doubt, any loans, advances or other financial accommodations arising pursuant to the Loan Documents that such Lender has acquired by assignment or other agreement)” immediately after the text “extended by a Lender to an Obligor”.

(b)          Section 7(j) of the Loan Agreement is hereby deleted in its entirety.

3.         Amendments to Madryn Main Street Subordination Agreements. Section 1.1 of each Madryn Main Street Subordination Agreement is hereby amended by (a) deleting the text “, and any refinancings thereof” immediately following the text “fees and expenses and any other charges” and (b) deleting the text “including any refinancings thereof,” immediately following the text “delivered or made by the Debtor to the Senior Lender or otherwise,”.

4.          Conditions Precedent.  This Agreement shall be effective upon the date on which the Lenders shall have received counterparts of this Agreement duly executed by the Borrower, the Guarantors, and the Lenders.

5.          Reaffirmation.  Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loan.  Furthermore, the Loan Parties acknowledge and confirm that by entering into this Agreement, the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Loan Agreement, the Notes or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the obligations of the Loan Parties thereunder.

6.           Representations and Warranties.  Each Loan Party represents and warrants to the Lenders as follows:

(a)          As of the Effective Date, no Event of Default has occurred and is continuing.

(b)         The representations and warranties of the Borrower and each other Loan Party contained in Section 5 of the Loan Agreement, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to material adverse effect) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to material adverse effect) as of such earlier date.

(c)         Each Loan Party has the full power and authority to enter into, execute and deliver this Agreement and perform its obligations hereunder, under the Loan Agreement and under each of the other Loan Documents.  The execution, delivery and performance by each Loan Party of this Agreement, and the performance by each Loan Party of the Loan Agreement and each other Loan Document to which it is a party, in each case, are within such person’s powers and have been authorized by all necessary corporate action of such person.

(d)       This Agreement has been duly executed and delivered by such person and constitutes such person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such person of this Agreement.

(f)         The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it or its subsidiaries.

(g)          The Loan Parties’ obligations are not reduced or modified by this Agreement and are not subject to any offsets, defenses or counterclaims.

7.           Release.  As a material part of the consideration for the Lenders entering into this Agreement (this Section 7, the “Release Provision”):

(a)        Each Loan Party agrees that the Lenders, each of their respective affiliates and each of the foregoing persons’ respective officers, managers, members, directors, advisors, sub-advisors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Loan Agreement, the Notes or the other Loan Documents on or prior to the date hereof.

(b)          Each Loan Party hereby acknowledges, represents and warrants to the Lender Group that:

(i)            it has read and understands the effect of the Release Provision.  Each Loan Party has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for such Loan Party has read and considered the Release Provision and advised such Loan Party with respect to the same.  Before execution of this Agreement, each Loan Party has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)          no Loan Party is acting in reliance on any representation, understanding, or agreement not expressly set forth herein.  Each Loan Party acknowledges that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)          each Loan Party has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv)          each Loan Party is the sole owner of its respective claims released by the Release Provision, and no Loan Party has heretofore conveyed or assigned any interest in any such claims to any other Person.

(c)          The Loan Parties understand that the Release Provision was a material consideration in the agreement of the Lenders to enter into this Agreement.  The Release Provision shall be in addition to any right, privileges and immunities granted to the Lenders under the Loan Documents.

8.           Miscellaneous.

(a)          The Loan Agreement and the Notes, each as may be modified hereby, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement shall constitute a Loan Document under the Loan Agreement.

(b)         This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(c)      THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

VENUS CONCEPT USA INC.,
as Borrower and a Grantor

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President and Assistant Secretary

VENUS CONCEPT INC.,
as a Guarantor and a Grantor

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	Chief Executive Officer

VENUS CONCEPT CANADA CORP.,
as a Guarantor and a Grantor

By:	/s/ Hemanth Varghese
Name:	Hemanth Varghese
Title:	President and General Manager

VENUS CONCEPT LTD,
as a Guarantor and a Grantor

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	Chief Executive Officer

Third Loan Amendment and Consent Agreement

MADRYN HEALTH PARTNERS, LP, as a Lender

By:	MADRYN HEALTH ADVISORS, LP, its General Partner

By:	MADRYN HEALTH ADVISORS GP, LLC, its General Partner

By:	/s/ Avinash Amin
Name:	Avinash Amin
Title:	Member

MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP, as a Lender

By:	MADRYN HEALTH ADVISORS, LP, its General Partner

By:	MADRYN HEALTH ADVISORS GP, LLC, its General Partner

By:	/s/ Avinash Amin
Name:	Avinash Amin
Title:	Member

Third Loan Amendment and Consent Agreement